UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): 8-10-10

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	0-8176 (Commission File Number)	95-1840947 (I.R.S. Employer Identification No.)

One Wilshire Building

624 South Grand Avenue, Suite 2900

Los Angeles, CA                                                                                                                                       90017-3782

(Address of principal executive offices)                                                                                                   (Zip Code)

(213) 929-1800

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On Aug. 10, 2010 a news release was issued announcing that Linda Griego has been elected chairman of the board

The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)         Exhibits

Exhibit No.	Description
99.1	News Release issued Aug. 10, 2010

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SOUTHWEST WATER COMPANY (Registrant)
By:	/s/ William K. Dix Name: William K. Dix Title: Vice President, General Counsel and Corporate Secretary

Date: August 10, 2010